UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

AMENDED CURRENT REPORT

Pursuant to section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 20, 2013

First Citizens Banc Corp

(Exact name of Registrant as specified in its charter)

Ohio	0-25980	34-1558688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	( IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870

(Address of principle executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 19, 2013, First Citizens Banc Corp (the “Registrant”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (“SEC”) to report that the registrant had approved a quarterly dividend to shareholders. This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K to update the shareholders of record date provided in the Form 8-K, and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

Item 8.01. Other Events.

The Board of Directors of First Citizens Banc Corp, Sandusky, Ohio has approved a quarterly dividend of 4 cents per common share to shareholders of record July 16, 2013, payable August 1, 2013.

First Citizens Banc Corp’s affiliated companies are The Citizens Banking Company, First Citizens Insurance Agency Inc., First Citizens Investments, Inc., First Citizens Capital LLC, Water Street Properties and FC Refund Solutions, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens Banc Corp
(Registrant)

Date: June 20, 2013	/s/ James O. Miller
James O. Miller,
President & CEO